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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15(d)of the
                         Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):       October 20, 1997




                                   LIBBEY INC.
             (Exact name of registrant as specified in its charter)

       Delaware                    1-12084                  34-1559357
(State of incorporation)  (Commission File Number)  (IRS Employer identification
                                                    No.)

     300 Madison Avenue
        Toledo, Ohio                                          43604
(Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (419) 325-2100

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ITEM 5.   OTHER INFORMATION
-------   -----------------

          On October 20, 1997 Libbey Inc. (the "Company") through a press release announced third quarter financial results and announced plans to issue additional common stock

          (c) EXHIBITS

          Exhibit
            No.                            Description
            ---                            -----------

          99             Text of Press Release dated October 20, 1997.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     LIBBEY INC.
                                     Registrant

Date:    October 21, 1997            By:   /s/ Kenneth G. Wilkes
     ---------------------------        ---------------------------
                                     Kenneth G. Wilkes
                                     Vice President, Chief Financial Officer
                                     and Treasurer
                                     (Principal Accounting Officer)



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